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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 1, 2001

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


         TEXAS                           0-20750                 74-2175590
(State or other jurisdiction    (Commission file number)       (IRS employer
    of incorporation)                                       identification no.)


                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
              (Address Of Principal Executive Office and Zip Code)


                                 (713) 466-8300
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         On October 2, 2001, Sterling Bancshares, Inc. ("Sterling Bancshares") publicly disseminated a press release announcing that it had entered into an Agreement and Plan of Merger (the "Merger Agreement") with Community Bancshares, Inc. ("Community Bancshares") which provides for, and sets forth the terms and conditions of, the merger of Community Bancshares with and into Sterling Bancorporation, Inc., a wholly owned subsidiary of Sterling Bancshares. As a result of the merger, Community Bancshares and its subsidiary bank, Community Bank, will become wholly owned subsidiaries of Sterling Bancshares. A copy of Sterling Bancshares' press release announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:


Exhibit
Number            Description of Exhibit
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  99.1            Press Release dated October 2, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 2, 2001.                  STERLING BANCSHARES, INC.


                                          By:     /s/ Eugene S. Putnam, Jr.
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                                             Eugene S. Putnam, Jr.
                                             Executive Vice President and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX

 Exhibit
 Number                 Description
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  99.1          Press Release dated October 2, 2001.